UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 21, 2003


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


        California                      0-11868                 95-3533362
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


 6175 Nancy Ridge Drive, San Diego, California                     92121
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   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code:   (858) 535-0202
                                                             --------------


                                       n/a
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          (Former name or former address, if changed since last report)

Items 5.  Other Events:

          Exhibit filed with this report:

Exhibit 1.1 Registrant's press release dated July 21, 2003, publicly announcing the appointment of Ronald L. Merriman to its Board of Directors

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CARDIODYNAMICS INTERNATIONAL
                                                    CORPORATION

Date:  July 21, 2003                                By: /s/ Michael K. Perry
                                                       ---------------------
                                                        Michael K. Perry
                                                        Chief Executive Officer